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                                                                      EXHIBIT 23

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-03260) pertaining to the 401(k) Savings Plan of Littelfuse, Inc. of our report dated May 23, 1997, with respect to the financial statements and schedules of the Littelfuse, Inc. 401(k) Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1996.

                                        Ernst & Young LLP


Chicago, Illinois
June 26, 1997